Exhibit 10.1
AMENDMENT NO. 1 AND CONSENT
TO
CREDIT AGREEMENT
     AMENDMENT NO. 1 AND CONSENT TO CREDIT AGREEMENT dated as of May 5, 2010 (this “Agreement”), among JONES APPAREL GROUP, INC. (the “Company”), JONES APPAREL GROUP HOLDINGS, INC., JONES APPAREL GROUP USA, INC., JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION, JONES INVESTMENT CO. INC., JONES JEANSWEAR GROUP, INC., NINE WEST DEVELOPMENT CORPORATION and JONES JEWELRY GROUP, INC., as the U.S. Borrowers, JONES APPAREL GROUP CANADA, LP, as the Canadian Borrower, and, together with the U.S. Borrowers, the “Borrowers”, the various Subsidiaries (such capitalized term and all other capitalized terms used but not defined herein shall have the meanings provided for in Section 1.2) of the Company parties hereto, the Lenders parties hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).
WITNESSETH:
     WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement dated as of May 13, 2009 (the “Credit Agreement”);
     WHEREAS, JAG Footwear, Accessories and Retail Corporation, a New Jersey corporation and a wholly owned Subsidiary of the Company (the “Acquiring Company”), proposes to acquire (such acquisition being the “Initial Acquisition”) a majority interest equal to approximately 55% of the Equity Interests in Stuart Weitzman Holdings, LLC, a Delaware limited liability company (the “Acquired Company”), for an aggregate purchase price (including fees and expenses) not to exceed an amount that has been specified by the Company to the Administrative Agent;
     WHEREAS, the Acquiring Company proposes that, notwithstanding Section 5.14(a) of the Credit Agreement, neither the Acquired Company nor any of its subsidiaries shall be required to become a U.S. Loan Party or a U.S. Loan Guarantor, or to execute a Joinder Agreement in connection therewith, until such time (if any) that a U.S. Loan Party shall own 100% of the Equity Interests in the Acquired Company;
     WHEREAS, the Acquiring Company proposes that, notwithstanding Section 5.14(b) of the Credit Agreement, none of the Equity Interests in the Acquired Company or any of its subsidiaries owned by the Acquiring Company or the Subsidiaries shall be subject to a security interest in favor of the Administrative Agent, until such time (if any) that a U.S. Loan Party shall own 100% of the Equity Interests in the Acquired Company;
     WHEREAS, the Acquiring Company proposes that, notwithstanding sub-clause (d) of the definition of “Permitted Acquisition” in the Credit Agreement, the Acquiring Company be permitted to consummate the Initial Acquisition as a “Permitted Acquisition” under the Credit

Agreement on the terms described in the preceding three recitals, and subject to the other terms of this Agreement;
     WHEREAS, the Acquiring Company proposes that following consummation of the Initial Acquisition, but in no event later than three years thereafter, it shall acquire (such acquisition being the “Final Acquisition” and, together with the Initial Acquisition, the “Acquisition”) the remaining approximately 45% of the Equity Interests in the Acquired Company, it being recognized that such acquisition shall constitute a “Permitted Acquisition” under the Credit Agreement;
     WHEREAS, the Borrowers have requested that, as of the Effective Date, the Required Lenders consent to the consummation of the Initial Acquisition on the terms provided for in the foregoing recitals;
     WHEREAS, the Borrowers have further requested certain amendments to the Credit Agreement as set forth herein; and
     WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to grant such consent and agree to such amendments;
     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:
     “Acquisition” is defined in the sixth recital.
     “Administrative Agent” is defined in the preamble.
     “Agreement” is defined in the preamble.
     “Amended Credit Agreement” means the Credit Agreement as amended by this Agreement as of the Effective Date.
     “Acquired Company” is defined in the second recital.
     “Acquiring Company” is defined in the second recital.
     “Borrowers” is defined in the preamble.
     “Canadian Administrative Agent” is defined in the preamble.
     “Company” is defined in the preamble.

     “Credit Agreement” is defined in the first recital.
     “Effective Date” is defined in Section 6.1.
     “Final Acquisition” is defined in the sixth recital.
     “Initial Acquisition” is defined in the second recital.
     SECTION 1.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Credit Agreement.
ARTICLE II
CONSENT
     Effective on (and subject to the occurrence of) the Effective Date, the Lenders consent to the consummation of the Initial Acquisition on the terms described in the second through fifth recitals.
ARTICLE III
AMENDMENTS
     Effective on (and subject to the occurrence of) the Effective Date and the consummation of the Initial Acquisition on the terms described in the second through fifth recitals, the Credit Agreement is amended as follows:
     SECTION 3.1 Additions to Section 1.01. The following new definitions are added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
     (a) “Amendment No. 1 to Credit Agreement” means Amendment No. 1 and Consent to Credit Agreement, dated as of May 5, 2010, among the Borrowers, the Subsidiaries party thereto, the Administrative Agent, the Canadian Administrative Agent and the Lenders party thereto.
     (b) “SW Holdings” means Stuart Weitzman Holdings, LLC, a Delaware limited liability company.
     SECTION 3.2 Amendments to Section 1.01.
     The definition of “U.S. Loan Parties” in the Credit Agreement is amended and restated in its entirety as follows:
     “U.S. Loan Parties” means the U.S. Borrowers, the U.S. Borrowers’ Domestic Subsidiaries and the First-Tier Foreign DREs (other than those Persons in which Investments are made pursuant to Sections 6.04(c)(ii) and (iii)) and any other Person who becomes a party to this Agreement in its capacity as a U.S. Loan Party pursuant to a Joinder Agreement and their successors and assigns; provided that none of Rachel Roy IP Company LLC, GRI or SW

Holdings shall be a U.S. Loan Party unless, in each case, 100% of the Equity Interests of such entity is owned by a U.S. Loan Party.
     SECTION 3.3 Amendments to Section 3.15.
     Section 3.15 of the Credit Agreement is hereby amended as follows: (a) the words “Except with respect to SW Holdings and its subsidiaries,” are added at the beginning of Section 3.15 and (b) the following new sentences are added at the end of Section 3.15:
     “As of the effective date of Amendment No. 1 to Credit Agreement, (i) JAG Footwear, Accessories and Retail Corporation owns approximately 55% of the Equity Interests in SW Holdings, (ii) STEPAHEAD, LLC owns the remaining approximately 45% of the Equity Interests in SW Holdings and (iii) SW Holdings owns, directly or indirectly, 100% of the Equity Interests in each of Stuart Weitzman, LLC, Stuart Weitzman Spain, LLC, Stuart Weitzman Retail Stores, LLC and Stuart Weitzman IP, LLC.”
     SECTION 3.4 Amendments to Section 5.14(b).
     The proviso contained in the first sentence of Section 5.14(b) of the Credit Agreement is amended and restated in the entirety as follows:
     “provided, however, that (i) if the Canadian Borrower issues additional Equity Interests that are entitled to vote, Jones Canada LP agrees to promptly pledge to the Administrative Agent such additional number of whole limited partnership units of the Canadian Borrower equal to approximately (but not in excess of) 65% of such additional limited partnership units that are so issued and (ii) none of the Equity Interests of Rachel Roy IP Company LLC or SW Holdings shall be subject to such Lien so long as 100% of the Equity Interests of Rachel Roy IP Company LLC or SW Holdings, as the case may be, are not owned by one or more U.S. Loan Parties.”
     SECTION 3.5 Amendments to Section 6.08(a).
     Section 6.08(a) of the Credit Agreement is amended as follows:
     (a) deleting the word “and” appearing immediately before clause (iv);
     (b) inserting the word “and” at the end of clause (iv); and
     (c) adding a new clause (v) at the end of the paragraph as follows:
     “(v) SW Holdings may make, in each case in accordance with its limited liability company agreement, (A) no more frequently than once each calendar quarter, tax distributions to its members in order for each such member to pay its reasonably estimated federal, state and local income taxes, if any, resulting solely from the inclusion of the income of SW Holdings in the taxable income of each such member, (B) no more frequently than once each calendar year, true up distributions to its members in respect of the tax distributions referred to in clause (A) above, in the event that any actual income taxes paid or payable by any such member shall be in excess of the estimated amount thereof, (C) dividends and distributions from time to time to the Loan Parties or their Subsidiaries and (D) distributions consisting of closing date balance sheet settlement payments in respect of the Initial Acquisition provided for by the purchase agreement relating to the Acquisition (as such terms are defined in Amendment No. 1 to Credit Agreement).”
     SECTION 3.6 Amendments to Section 6.09.
     Section 6.09 of the Credit Agreement is amended as follows:
     (a) replacing the word “and” appearing immediately before clause (h) with a comma;
     (b) inserting the word “and” at the end of clause (h); and
     (c) adding a new clause (i) at the end of Section 6.09 as follows:
     “and (i) (i) any intellectual property licenses or similar agreements entered into by a U.S. Borrower in connection with the acquisition of SW Holdings and (ii) the limited liability company agreement of SW Holdings.”
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     In order to induce the Lenders to grant the consent provided for in Article II and the amendments provided for in Article III, each Borrower hereby (a) represents and warrants that after giving effect to the consent provided in Article II (i) each of the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty is true and correct in all material respects as of such earlier date); (ii) both immediately before and after giving effect to the provisions of this Agreement no Default or Event of Default has occurred and is continuing; and (iii) the consummation of the Initial Acquisition satisfies all the requirements set forth in sub-clauses (a), (b) and (c) of the definition of “Permitted Acquisition in the Credit Agreement; and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (i) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains liable to the Administrative Agent and the Lenders in accordance with the terms, covenants and conditions set forth in the Loan Documents, and all Liens on the Collateral created pursuant to the Collateral Documents continue unimpaired and in full force and effect, and (ii) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations as provided in the Loan Documents.
ARTICLE V
ACKNOWLEDGMENT OF LOAN GUARANTORS
     By executing this Agreement, each Loan Guarantor hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Loan Guarantor waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Loan Guarantor’s Obligations as provided in the Loan Documents.
ARTICLE VI
CONDITIONS TO EFFECTIVENESS; EXPIRATION; CONDITION SUBSEQUENT
     SECTION 6.1 Effective Date. This Agreement shall become effective on such date (herein called the “Effective Date”) when the conditions set forth in this Section have been satisfied.
     SECTION 6.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, the Loan Guarantors, the Administrative Agent and the Required Lenders.
     SECTION 6.1.2 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article IV shall be true and correct as of the Effective Date.
     SECTION 6.2 Condition Subsequent. The Administrative Agent shall have received, no later than five Business Days following consummation of the Initial Acquisition, a certificate from a Financial Officer of the Company (in the case of clauses (a) and (c)) and the Secretary or Assistant Secretary of the Acquiring Company (in the case of clause (b)), in each case on terms reasonably satisfactory to the Administrative Agent, that (a) evidences, with respect to the Initial Acquisition, compliance with Section 6.04(l) of the Credit Agreement, together with such detailed information relating thereto as the Administrative Agent may reasonably request to demonstrate such compliance; (b) attaches final copies of the certificate of formation of SW Holdings, certified by the relevant authority of the jurisdiction of formation of SW Holdings, and the limited liability company agreement of SW Holdings; and (c) attaches final intellectual property licenses or similar agreements entered into by the Loan Parties in connection with the acquisition of SW Holdings. Delivery of such certificate in accordance with the terms of this Section shall be deemed to satisfy the obligations of the Company with respect to the Initial Acquisition under, and to be in compliance with, sub-clause (e) of the definition of “Permitted Acquisition”, notwithstanding anything to the contrary set forth therein; provided that failure by the Company to comply with this Section shall result in an immediate Event of Default.
ARTICLE VII
MISCELLANEOUS
     SECTION 7.1 Cross-References. References in this Agreement to any Article or section are, unless otherwise specified, to such Article or Section of this Agreement.
     SECTION 7.2 Loan Document Pursuant to Amended Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly provided for herein, all of the representations, warranties, terms, covenants and conditions contained in the Amended Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.
     SECTION 7.3 Limitation of Consent and Amendments. The consent set forth in Article II and the amendments set forth in Article III shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Credit Agreement or any other Loan Document.
     SECTION 7.4 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 7.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 7.6 Further Assurances. Each Borrower shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.
     SECTION 7.7 Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Administrative Agent) that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.
     SECTION 7.8 GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

JONES APPAREL GROUP, INC.,
a Pennsylvania corporation
JONES APPAREL GROUP HOLDINGS, INC.,
a Delaware corporation
JONES APPAREL GROUP USA, INC.,
a Delaware corporation
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION,
a New Jersey corporation
JONES INVESTMENT CO. INC.,
a Delaware corporation
NINE WEST DEVELOPMENT CORPORATION,
a Delaware corporation

By	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
In his capacity as officer for each aforenamed Borrower as set forth opposite such Borrower on Schedule I to the Credit Agreement.

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-1

JONES JEANSWEAR GROUP, INC., a New York corporation
By	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
	Title:	Vice President and Assistant Secretary

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-2

JONES JEWELRY GROUP, INC., a Rhode Island corporation
By	/s/ Thomas Murray
	Name:	Thomas Murray
In his capacity as officer for such aforenamed Borrower as set forth opposite such Borrower on Schedule I to the Credit Agreement.

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-3

JONES APPAREL GROUP CANADA, LP, an Ontario Limited Partnership
By:	JONES CANADA, INC., its General Partner

By	/s/ Ira M. Dansky
	Name:	Ira M. Dansky
	Title:	Secretary

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-4

LOAN GUARANTORS:
APPAREL TESTING SERVICES, INC.,
a New Jersey corporation
JONES DISTRIBUTION CORPORATION,
a Delaware corporation
JONES MANAGEMENT SERVICE COMPANY,
a Delaware corporation
JONES HOLDING, INC.,
a Delaware corporation

By	/s/ Joseph T. Donnalley
	Name:	Joseph T. Donnalley
In his capacity as officer for each aforenamed Guarantor as set forth opposite such Guarantor on Schedule I to the Credit Agreement.
[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-5

JPMORGAN CHASE BANK, N.A., as Lender and Administrative Agent
By	/s/ Donna M. DiForio
	Name:	Donna M. DiForio
	Title:	Vice President

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-6

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Lender and Canadian Administrative Agent
By	/s/ Agostino A. Marchetti
	Name:	Agostino A. Marchetti
	Title:	SVP

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-7

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By	/s/ Steven B. Flowers
	Name:	Steven B. Flowers
	Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

CITIBANK, N.A., as Lender
By	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Vice President

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Lender
By	/s/ David Vega
	Name:	David Vega
	Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, CANADA BRANCH, as Canadian Lender
By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
By	/s/ Amanda Watkins
	Name:	Amanda Watkins
	Title:	Vice President

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

SUNTRUST BANK, as Lender
By	/s/ William L Otott Jr.
	Name:	William L Otott Jr.
	Title:	Director

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

CIT BANK, as Lender
By	/s/ Benjamin Haslam
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Lender
By	/s/ Robert Orzechowski
	Name:	Robert Orzechowski
	Title:	Vice President

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

US BANK NATIONAL ASSOCIATION, as Lender
By	/s/ Jeffrey S. Gruender
	Name:	Jeffrey S. Gruender
	Title:	Vice President

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

CAPITAL ONE LEVERAGE FINANCE CORP., as Lender
By	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC, as Lender
By	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT TO CREDIT AGREEMENT]

S-10